 38986-P1 05/26

PUTNAM INVESTMENT FUNDS
SUPPLEMENT DATED MAY 26, 2026
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED SEPTEMBER 1, 2025 OF
PUTNAM SUSTAINABLE FUTURE FUND

Putnam Investment Management, LLC (“Putnam Management”) has recommended, and the Board of Trustees of each of Putnam Sustainable Future Fund (“Sustainable Future Fund”) and Putnam U.S. Research Fund (“U.S. Research Fund”) has approved, the reorganization of Sustainable Future Fund with and into U.S. Research Fund. Putnam Management is the investment manager of Sustainable Future Fund and U.S. Research Fund. Putnam Management and the Board of Trustees of Sustainable Future Fund believe that the reorganization is in the best interests of the Sustainable Future Fund and its shareholders.

Although completion of the reorganization is subject to a number of conditions, shareholder approval of the reorganization is not required. The reorganization is currently expected to close on or about August 17, 2026, with the net asset value of the shares to be issued in the reorganization expected to be determined on or about August 14, 2026. The reorganization is expected to be a tax-free reorganization for federal income tax purposes.

Effective on or about June 26, 2026, Sustainable Future Fund will be closed to new accounts. Effective on or around July 27, 2026, any front-end sales charges applicable to the purchase of shares of other Putnam mutual funds of which Putnam Management or an affiliate is the investment manager, or contingent deferred sales charges applicable to the redemption of Sustainable Future Fund shares will be waived. Effective on or about August 10, 2026, Sustainable Future Fund will not accept any additional purchases or exchanges. Sustainable Future Fund reserves the right to change this policy at any time. At any time before the reorganization closes, you can sell your shares back to Sustainable Future Fund or exchange them for shares of another Putnam fund on any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or, for exchanges only, online at www.franklintempleton.com. Some restrictions may apply. Any gain resulting from the sale or exchange of your shares generally will be subject to tax.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of U.S. Research Fund, nor is it a solicitation of any proxy. For more information regarding U.S. Research Fund, or to receive a free copy of the prospectus relating to the reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus relating to the reorganization will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus relating to the reorganization carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.